IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.

Supplement dated September 4, 2008
to the
Prospectus dated May 1, 2008
and Supplemented July 31, 2008 and August 4, 2008

The following information replaces the disclosure regarding the management of Ivy Funds VIP Asset Strategy in the Section entitled "Portfolio Management":

Ivy Funds VIP Asset Strategy: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Senior Vice President of Waddell & Reed Investment Management Company (WRIMCO) and (Ivy Investment Management Company (IICO), Vice President of the Corporation and Vice President of other investment companies for which WRIMCO or IICO serve as investment manager. Mr. Avery has served as Chief Investment Officer of Waddell & Reed Financial, Inc., WRIMCO and IICO since June 2005. Mr. Avery has served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MA with emphasis on finance from St. Louis University.

Mr. Caldwell has held his responsibilities for Ivy Funds VIP Asset Strategy since January 2007. His investment research responsibilities are concentrated in asset managers and brokers, and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Portfolio, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Vice President of IICO and WRIMCO, Vice President of the Corporation and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Portfolio along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities of the global bond funds which are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Ivy Funds VIP Asset Strategy, Mr. Vrabac continues to provide input to Ivy Funds VIP Asset Strategy on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Funds VIP Asset Strategy.